UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2014

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.
Item 9.01	Financial Statements and Exhibits.

Signature

Item 1.01                         Entry into a Material Definitive Agreement.

Underwriting Agreement and Warrant Agreement

On September 5, 2014, Golden Minerals Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as representative of the underwriters named in Schedule I thereto (the “Underwriters”) relating to the issuance and sale (the “Offering”) of 3,692,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), and warrants (the “Warrants”) to purchase 1,846,000 shares of Common Stock. The Shares and Warrants were sold in units (“Units”), with each Unit consisting of one share of Common Stock and a Warrant to purchase one-half of a share of Common Stock, at a price of $0.86 per Unit, before underwriting discounts.  Of the 3,692,000 Units sold, 3,160,000 Units were offered on a firm commitment basis and 532,000 Units were offered on a best efforts basis.  The Warrants will be exercisable beginning on March 11, 2015 at an exercise price of $1.21 per share and will expire on September 10, 2019, five years from the date of issuance.  The shares of Common Stock and the Warrants are immediately separable and were issued separately.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Underwriters.  It also provides for customary indemnification by each of the Company and the Underwriters for certain losses or damages arising out of or in connection with the sale of the Shares and Warrants.

In connection with the Offering, the Company entered into a warrant agreement (the “Warrant Agreement”) with Computershare Trust Company N.A. (the “Warrant Agent”) pursuant to which the Warrants were issued and the Warrant Agent agreed to act as registrar and warrant agent for the Warrants. The Warrant contains customary provisions, including provisions providing for weighted average anti-dilution in the event of sales of certain Company securities at a lower price than the exercise price of the Warrant.

The foregoing descriptions of the Underwriting Agreement, the Warrants and the Warrant Agreement are not complete and are qualified in their entireties by reference to the full text of the Underwriting Agreement and Warrant Agreement, copies of which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this report and are incorporated by reference herein.

The Offering, including issuance of the 3,692,000 Units, closed on September 10, 2014.  The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (No. 333-177117) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”), the accompanying prospectus and a prospectus supplement filed with the SEC.  A copy of the opinion of Davis Graham & Stubbs LLP relating to the legality of the issuance and sale of the Shares and Warrants to purchase shares of Common Stock in the Offering is attached as Exhibit 5.1 to this report.

Sentient Private Placement

On September 10, 2014, the Company entered into a subscription agreement (the “Sentient Subscription Agreement”) with Sentient Global Resources Fund IV, L.P. (“Sentient”), a private equity fund managed by The Sentient Group, an independent private equity firm that manages investments in the global resources industry.  Together with certain other funds managed by The Sentient Group, Sentient is the Company’s largest stockholder, holding collectively 19.4% of the Company’s outstanding common stock (excluding restricted common stock held by the Company’s employees) prior to completion of the private placement described below.

Pursuant to the Sentient Subscription Agreement, the Company agreed to sell to Sentient (the “Sentient Private Placement”) a total of 5,800,000 shares of Common Stock (the “Sentient Shares”) and warrants to purchase 2,900,000 shares of Common Stock (the “Sentient Warrants”) in a private placement.  The Sentient Warrants have the same terms as the Warrants issued in the Offering.  The Sentient Shares and Sentient Warrants were sold in units, with each unit consisting of one share of Common Stock and a warrant to purchase one-half of a share of Common Stock.  The price to Sentient in the Sentient Private Placement was $0.817 per unit, the same price paid by the Underwriters in the Offering.  Following the consummation of the Sentient Private Placement and the Offering, Sentient will hold approximately 27% of the Company’s outstanding common stock (excluding restricted common stock held by the Company’s employees).

In connection with the closing of the Sentient Private Placement, the Company entered into a Registration Rights Agreement, dated September 10, 2014 (the “Sentient Registration Rights Agreement”), with Sentient pursuant to which the Company agreed to register with the SEC the resale of the Sentient Shares and the shares issuable upon exercise of the Sentient Warrants.  The agreement requires that the Company file a registration statement with the SEC no later than June 30, 2015 and cause such registration statement to be declared effective no later than September 30, 2015.  If the Company is unable to meet these deadlines, it may be subject to a penalty equal to 1.0% of the aggregate purchase price paid by Sentient for the Sentient Shares and Sentient Warrants and amounts paid (or deemed paid, in the event of a cashless exercise), if any, for shares underlying the Sentient Warrants upon exercise of such warrant for every thirty days following the applicable deadline, up to a maximum amount of 3.0% of the aggregate purchase price.

The Sentient Private Placement closed on September 10, 2014 concurrently with the closing of the Offering.

The Sentient Private Placement was conducted outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended.

The foregoing description of the Sentient Subscription Agreement, Sentient Warrant and Sentient Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sentient Subscription Agreement, Sentient Warrant Agreement and Sentient Registration Rights Agreement, which are attached hereto as Exhibits 4.2, 10.1 and 10.2, respectively.

Additional Listing of Shares Resulting from the Offering and Sentient Private Placement

In September 2012, the Company closed on a public offering and concurrent private placement with Sentient in which it sold units, consisting of one share of common stock and  a five-year warrant to acquire one half of a share of common stock at an exercise price of $8.42 per share (the “September 2012 Warrants”). Pursuant to certain adjustment provisions in the warrant agreement governing the September 2012 Warrants, the number of shares of common stock issuable upon exercise of the September 2012 Warrants are required to be increased from 3,431,649 shares to 4,031,409 shares (599,760 increase) as a result of a required adjustment to the September 2012 Warrants exercise price from $8.42 per share to $7.17 per share pursuant to a weighted average dilution calculation based on the pricing in the Offering and the Sentient Private Placement.

Item 3.02        Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Sentient Private Placement” is incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement between Golden Minerals Company and Roth Capital Partners, LLC, dated as of September 5, 2014.

4.1	Warrant Agreement by and between Golden Minerals Company and Computershare Trust Company N.A., dated as of September 10, 2014. (Public Offering)

4.2	Warrant Agreement by and between Golden Minerals Company and Computershare Trust Company N.A., dated as of September 10, 2014. (Sentient Private Placement)

5.1	Opinion of Davis Graham & Stubbs LLP.

10.1	Subscription Agreement between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 10, 2014.

10.2	Registration Rights Agreement between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 10, 2014.

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 10, 2014

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement between Golden Minerals Company and Roth Capital Partners, LLC, dated as of September 5, 2014.

4.1	Warrant Agreement by and between Golden Minerals Company and Computershare Trust Company N.A., dated as of September 10, 2014. (Public Offering)

4.2	Warrant Agreement by and between Golden Minerals Company and Computershare Trust Company N.A., dated as of September 10, 2014. (Sentient Private Placement)

5.1	Opinion of Davis Graham & Stubbs LLP.

10.1	Subscription Agreement between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 10, 2014.

10.2	Registration Rights Agreement between Golden Minerals Company and Sentient Global Resources Fund IV, L.P. dated as of September 10, 2014.

23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1).